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                                                                    Exhibit 23.6


                        Consent of Pincock, Allen & Holt


May 20, 2002


         We consent to the reference herein to the name of our firm and to our Pre-Feasibility Study, dated October 31, 2001, completed for Minera El Desquite SA.

                                Pincock, Allen & Holt


                                         /s/ Greg Chlumsky
                                ----------------------------------
                                By: Greg Chlumsky
                                Title:  Manager, Process Engineering